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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 30, 2003



                          Tesoro Petroleum Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                     1-3473                95-0862768
(State or other jurisdiction  (Commission File Number)    (IRS Employer
       of incorporation)                                 Identification No.)


           300 Concord Plaza Drive                 78216-6999
             San Antonio, Texas                    (Zip Code)
   (Address of principal executive offices)





       Registrant's telephone number, including area code: (210) 828-8484

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               99.1 Press Release issued on April 30, 2003 by Tesoro Petroleum Corporation


Item  9.  Regulation FD Disclosure

                     The following information, which is intended to be furnished under Item 12 "Results of Operations and Financial
Condition," is being furnished under this Item 9 in accordance with SEC Release No. 34-47583. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


           On April 30, 2003 Tesoro issued a press release (the "Press Release") announcing financial results for its first quarter ended March 31, 2003. The foregoing is qualified by reference to the Press Release which is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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                                   SIGNATURES






           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      April 30, 2003


                                               TESORO PETROLEUM CORPORATION




                                               By:   /s/ Gregory A. Wright
                                                  ------------------------------
                                                          Gregory A. Wright
                                                       Senior Vice President
                                                     and Chief Financial Officer


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                                Index to Exhibits


Exhibit Number                         Description


       99.1 Press Release issued on April 30, 2003 by Tesoro Petroleum Corporation.


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